SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2002

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Isabella Street, Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674
Office of the Secretary 412-553-4707
(Registrant’s telephone number, including area code)

Item 5.     OTHER EVENTS.

Alcoa Inc. announced today that it has agreed to acquire the assets of Fairchild Fasteners, a leading supplier of aerospace fasteners, from The Fairchild Corporation for $657 million in cash. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Also filed herewith as Exhibits 99.2 – 99.5 and incorporated herein by reference are copies of the following documents relating to the acquisition:

•
Acquisition Agreement, dated as of July 16, 2002, among Alcoa Inc., The Fairchild Corporation, Fairchild Holding Corp. and Sheepdog, Inc., with Exhibit A (Conveyance, Assignment, Transfer and Bill of Sale), Exhibit B (Undertaking and Indemnity Agreement), and Exhibit C (Escrow Agreement) attached thereto.

•	Voting Agreement, dated as of July 16, 2002, between Alcoa Inc. and the stockholders of The Fairchild Corporation listed on Schedule A thereto, including Eric I. Steiner.

•	Voting Agreement, dated as of July 16, 2002, between Alcoa Inc. and the stockholders of The Fairchild Corporation listed on Schedule A thereto, including Jeffrey J. Steiner.

•	Non-Competition and Consulting Agreement, dated as of July 16, 2002, between Alcoa Inc. and each of Jeffrey Steiner and Eric Steiner.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

99.1	Press Release dated July 17, 2002.

99.2
Acquisition Agreement, dated as of July 16, 2002, among Alcoa Inc., The Fairchild Corporation, Fairchild Holding Corp. and Sheepdog, Inc., with Exhibit A (Conveyance, Assignment, Transfer and Bill of Sale), Exhibit B (Undertaking and Indemnity Agreement), and Exhibit C (Escrow Agreement) attached thereto.

99.3	Voting Agreement, dated as of July 16, 2002, between Alcoa Inc. and the stockholders of The Fairchild Corporation listed on Schedule A thereto, including Eric I. Steiner.

99.4	Voting Agreement, dated as of July 16, 2002, between Alcoa Inc. and the stockholders of The Fairchild Corporation listed on Schedule A thereto, including Jeffrey J. Steiner.

99.5	Non-Competition and Consulting Agreement, dated as of July 16, 2002, between Alcoa Inc. and each of Jeffrey Steiner and Eric Steiner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell

Lawrence R. Purtell Executive Vice President and General Counsel

Dated: July 17, 2002

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 17, 2002.

99.2
Acquisition Agreement, dated as of July 16, 2002, among Alcoa Inc., The Fairchild Corporation, Fairchild Holding Corp. and Sheepdog, Inc., with Exhibit A (Conveyance, Assignment, Transfer and Bill of Sale), Exhibit B (Undertaking and Indemnity Agreement), and Exhibit C (Escrow Agreement) attached thereto.

99.3	Voting Agreement, dated as of July 16, 2002, between Alcoa Inc. and the stockholders of The Fairchild Corporation listed on Schedule A thereto, including Eric I. Steiner.

99.4	Voting Agreement, dated as of July 16, 2002, between Alcoa Inc. and the stockholders of The Fairchild Corporation listed on Schedule A thereto, including Jeffrey J. Steiner.

99.5	Non-Competition and Consulting Agreement, dated as of July 16, 2002, between Alcoa Inc. and each of Jeffrey Steiner and Eric Steiner.

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